Investor Presentation

Certain statements contained in this presentation, including, without limitation, statements containing the words “believes”, “anticipates”, “intends”, and “expects”, and words of similar import, constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the following; general economic and business conditions in those areas in which the Company operates, demographic changes, competition, fluctuations in interest rates, changes in business strategy or development plans, changes in governmental regulation, credit quality, the availability of capital to fund the expansion of the Company’s business, and other factors referenced in this presentation. The Company disclaims any obligation to update any such factors or to publicly announce the results of any revisions to any of the forward-looking statements contained herein to reflect future events or developments.

Overview of Community Bancorp

Company Overview

Largest independent community bank focused on the high growth markets of northern San Diego County & southwest Riverside County with approximately $532 million in Assets.

Five branch locations along the attractive I-15 corridor. Murrieta branch opening Fall 2004.

Focused on building business core deposit relationships.

Acquisition of Cuyamaca Bank will expand our market and add 4 branches.

Company Overview

Strength in generating quality assets

SBA Preferred lender in California, Arizona, Oregon & Nevada

Excellent credit quality

Average net chargeoffs to average loans over the last 5 years is 0.11%, 0% YTD 2004 Current NPAs, net of gov’t guarantees to total assets are 0.22%

Company Overview

Exceptional financial performance

2002 2003 1st 6 Mo 2004 Net Income $3,006 $5,896 $3,847 ROA 0.77% 1.34% 1.56% ROE 16.00% 21.34% 19.58%

Net Interest Margin 4.40% 5.00% 5.30%

Efficiency Ratio 70.25% 60.81% 59.41% Diluted EPS $0.84 $1.42 $0.82 Total Assets $415,698 $476,698 $531,852

Expanding net interest margin driven primarily by lower cost of funds Excellent credit quality; the average net charge offs to average loans over the last 5 years is 0.11%, 0% YTD 2004 Strong loan demand Core deposit growth Quarterly cash dividend

Experienced Management Team

Management Position Years of Experience

Mike Perdue President and CEO 25+ Bruce Mills Chief Financial Officer 20+ Don Murray Chief Credit Officer 20+ Rick Sanborn Bank Operations and Admin 20+ Gary Youmans Head of SBA 30+ Michael Patterson Branch Banking and Sales 25+

Corporate Strategy

Enhance profitability and expand the community banking franchise

Maintain superior credit quality

Balance sheet growth through:

Increasing core deposits and lower cost of funds Continued strong loan origination

Expansion through de novo branches and acquisitions

Attractive Marketplace: Branches

New branch to open in 2004

Attractive Marketplace

In terms of population, San Diego and Riverside counties are among the top ten fastest growing counties in the U.S.

10 Fastest-Growing Counties in U.S. by Numerical Increase: April 1, 2000 to July 1, 2003

Rank County State Percent Increase Numerical Increase July 1, 2003 Estimated Population

1 Los Angeles California 3.70% 352,176 9,871,506

2 Maricopa Arizona 10.32% 317,111 3,389,260

3 Riverside California 15.35% 237,263 1,782,650

4 Clark Nevada 14.60% 200,803 1,576,541

5 Harris Texas 5.75% 195,508 3,596,086

6 San Bernardino California 8.79% 150,244 1,859,678

7 San Diego California 4.16% 117,053 2,930,886

8 Tarrant Texas 7.81% 112,929 1,559,148

9 Orange California 3.92% 111,477 2,957,766

10 Broward Florida 6.67% 108,329 1,731,347

Source: Census Bureau

Deposit Market Share

Community is the #1 community bank in its market

Rank In CMBC’s cities served* Branch Count Total Deposits in Market ($000) Total Market Share (%

1 Washington Mutual Thrift 8 $ 1,006,631 21.65%

2 Wells Fargo Bank 13 660,596 14.21%

3 Bank of America Bank 8 523,354 11.26%

4 Community National Bank Bank 5 374,704 8.06%

5 Temecula Valley Bank Bank 5 260,711 5.61%

6 California Bank & Trust Bank 4 252,049 5.42%

7 Union Bank of California Bank 4 251,929 5.42%

8 U S Bank NA Bank 4 182,524 3.93%

15 other Banks & Thrifts 26 1,137,404 24.46%

Totals 77 $4,649,902 100.00%

*Cities served include Escondido, Fallbrook, Vista, Bonsall and Temecula. Based on FDIC data as of June 30, 2003.

Business Lines

Community Bancorp Inc.

Banking Division SBA Division

Banking Division

Superior Asset Generation Capabilities

Business loans

Commercial real estate loans Construction Small aircraft loans

Growing Core Deposit Base

Focus on business transaction accounts

Marketing strategies targeting business customers Big bank products, community bank service

Operating in a Consolidated Market

Large Bank acquisitions in our market area have created exceptional opportunities for mid sized community banks

Banking Division Transaction Deposit Growth

($000s)

CAGR = 22% $250,000 $200,000 $150,000 $100,000 $50,000 $-

1999 2000 2001 2002 2003 Jun-04

Checking

MMDA

Savings

Deposit Mix 6/30/04

Wholesale Deposits 18%

Demand 18%

MMDA & NOW

26%

Savings 3%

Time Deposits < $100K

15%

Time Deposits > $100K

20%

Loan Portfolio 6/30/04

Commercial Loans 4.8%

Small Aircraft 6.4%

Construction 14.7%

Commercial Real Estate 40.9%

SBA 7a 14.0%

SBA 504 17.0%

Consumer and Other 2.2%

SBA Division

Core solid business – Active SBA lender since 1990

Exceptional growth in originations

Preferred Lender with 2 Product Types:

7(a) 504

Contributes three recurring revenue streams:

Interest income on retained loans Gain on sale revenue Servicing income on loans sold to others

SBA Originations by Loan Type $120,000 $100,000 $80,000 $60,000 $40,000 $20,000 $-

1999 2000 2001 2002 2003 6M03 6M04

7A

504

Loans Sold

Financial Performance

Assets

($000s)

CAGR = 28% $600,000 $550,000 $500,000 $450,000 $400,000 $350,000 $300,000 $250,000 $200,000 $150,000 $100,000

1999 2000 2001 2002 2003 Jun-04

Net Income

CAGR* = 40%

($000s)

$7,000 $6,000 $5,000 $4,000 $3,000 $2,000 $1,000 $-

1999 2000 2001 2002 2003 6M 03 6M 04

Fully Diluted EPS

($ 000s) $1.60 $1.40 $1.20 $1.00 $0.80 $0.60 $0.40 $0.20 $-

1999 2000 2001 2002 2003 6M 03 6M 04 $0.55 $0.35 $0.35 $0.84 $1.42

0.66

0.82

ROAA

1.6% 1.4% 1.2% 1.0% 0.8% 0.6% 0.4% 0.2% 0.0%

1999 2000 2001 2002 2003 6M 04

1.02%

0.43%

0.34%

0.77%

1.34%

1.56%

ROAE

25% 20% 15% 10% 5% 0%

1999 2000 2001 2002 2003 6M 04

15.32%

8.62%

7.79%

16.00%

21.34%

19.58%

Balance Sheet

Balance Sheet 1999 2000 2001 2002 2003 6/30/2004 CAGR

Assets $175,981 $280,696 $370,223 $415,698 $476,698 $531,852 28%

Gross Loans 145,521 247,425 308,474 343,416 401,971 449,797 29%

Reserves (1,119) (1,988) (2,788) (3,945) (5,210) (5,715) 47%

Deposits 157,392 252,697 333,334 363,952 393,126 446,117 26%

Equity 11,337 12,236 16,501 20,573 37,081 40,525 34%

Balance Sheet Ratios

Equity to Assets 6.4% 4.4% 4.5% 5.0% 7.8% 7.6%

Tier 1 Leverage Ratio 6.7% 5.9% 6.2% 6.8% 10.9% 10.7%

Tier 1 to RWA 7.8% 7.1% 7.7% 7.9% 12.1% 11.3%

Total Capital Ratio 8.7% 10.7% 10.3% 10.0% 13.4% 12.8%

Loans to Deposits 90.6% 92.7% 80.8% 79.8% 102.2% 100.8%

Reserves to Loans 0.8% 0.8% 0.9% 1.1% 1.3% 1.3%

($000s, except per share items)

Income Statement

($000s, except per share items)

Income Statement 1999 2000 2001 2002 2003 6M 03 6M 04 CAGR*

Net Interest Income 8,544 11,370 12,724 16,120 20,616 9,645 12,064 25%

Gain on Sale of Loans 3,631 162 1,091 4,410 5,161 2,371 2,986 9%

Other Noninterest Income 1,852 2,016 1,868 2,091 2,530 1,195 1,398 8%

Noninterest Expense 10,829 11,017 12,328 15,504 17,177 8,357 9,771 12%

Loan Loss Provision 385 965 1,470 1,561 1,639 721 513 44%

Net Income 1,551 1,001 1,102 3,006 5,896 2,487 3,847 40%

EPS $0.54 $0.35 $0.35 $0.84 $1.42 $0.82 $0.66 27%

Income Statement Ratios

ROAA 1.02% 0.43% 0.34% 0.77% 1.34% 1.17% 1.56%

ROAE 15.3% 8.6% 7.8% 16.0% 21.3% 22.6% 19.6%

Net Interest Margin 6.23% 5.20% 4.18% 4.40% 5.00% 4.89% 5.30%

Efficiency Ratio 77.9% 81.3% 78.6% 68.5% 60.8% 63.3% 59.4%

Net Interest Margin

6.5% 6.0% 5.5% 5.0% 4.5% 4.0% 3.5% 3.0%

1999 2000 2001 2002 2003 6M04

6.23%

5.20%

4.18%

4.40%

5.00%

5.30%

Efficiency Ratio

85% 80% 75% 70%

65% 60% 55% 50%

1999 2000 2001 2002 2003 6M 04

77.4%

81.3%

78.6%

70.3%

60.8%

59.4%

Credit Quality

($000s) 6 Months Ended 6/30/04

Credit Quality

NPLs $1,690

NPAs $2,140

NPLs / Loans 0.38%

NPAs / Assets 0.40%

Loan Loss Allowance $5,715

NCOs / Avg. Loans 0.00%

Loan Loss Allowance to Loans Held for Investment 1.61%

Loan Loss Allowance to NPLs, net of gov’t guarantees 804.93%

Net of Gov’t Guarantees

NPLs net of gov’t guarantees $710

NPAs net of gov’t guarantees $1,160

NPLs net of gov’t guarantees / Loans 0.16%

NPAs net of gov’t guarantees / Assets 0.22%

NCOs to Avg. Loans

1.0% 0.8% 0.6% 0.4% 0.2% 0.0%

1999 2000 2001 2002 2003 6M 04

0.04%

0.03%

0.23%

0.16%

0.09%

0.00%

Bank Acquisition Cuyamaca Bank, N.A.

Cuyamaca Acquisition

This Investor Presentation may be deemed to be solicitation material in respect to the proposed transaction between Community Bancorp Inc. and Cuyamaca Bank, N.A. pursuant to an Agreement to Merge and Plan of Reorganization, dated as of June 28, 2004 by and among Community Bancorp Inc., Community National Bank and Cuyamaca Bank, N.A. (the “Agreement”). Filing of this Investor Presentation will be made in connection with Rules 165 and 425 promulgated by the Securities and Exchange Commission (“SEC”).

In connection with the proposed transaction, Community Bancorp Inc. has filed with the SEC a registration statement on SEC Form S-4 but it has not yet become effective. This Investor Presentation shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities covered by the registration statement in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Cuyamaca Acquisition

The registration statement contains a proxy statement/prospectus which describes the proposed transaction and its proposed terms and conditions.

Shareholders are encouraged to read the registration material and proxy statement/prospectus because these documents will contain important information about the transaction. A copy of the Agreement has been filed with the SEC as an exhibit to Community Bancorp Inc.’s 8-K of June 28, 2004, a separate filing from the Form S-4. The registration statement, the Form 8-K and all other documents filed with the SEC in connection with the transaction will be available for free when filed, both on SEC’s web-site (www.sec.gov) or by contacting L. Bruce Mills, Senior Vice President & Chief Financial Officer at 900 Canterbury Place, Suite 300, Escondido, California 92025. Additionally, all forms filed with the SEC and additional shareholder information is available free of charge on our web-site: www.comnb.com. We post these reports to our web-site as soon as reasonably practicable after filing them with the SEC. None of the information on or hyper-linked from our web-site is incorporated into this Investor Presentation.

Cuyamaca Acquisition

Pro Forma Financial Impact

($000s) CMBC CUYA Pro Forma (1)

Assets $531,852 $116,751 $648,603

Loans $441,330 $88,638 $529,968

Deposits $446,117 $102,310 $548,427

Equity $40,525 $9,143 $59,038

Market Cap (2) $107,176 N/A $123,754

Branches 5 4 9

(1) Every pro forma number except for equity excludes purchase accounting adjustments. The equity calculation takes into account the 70% stock / 30% cash consideration mix. (2) The calculation of pro forma market capitalization applies to CMBC’s current market price to the 678,312 shares to be issued to CUYA stockholders.

Cuyamaca Acquisition

Transaction Benefits

Expands CMBC’s commercial banking franchise

Contiguous expansion into rapidly growing east San Diego County Accretive to GAAP EPS in 2005 Reasonable cost savings Improves pro forma net interest margin CUYA has excellent credit quality

Cuyamaca Acquisition

Transaction Summary

Implied Transaction Price $24.50 / share (1) Aggregate Transaction Value $25.2 Million (2) Stock Consideration 678,312 CMBC shares Allocated Options Value $2.5 Million (3) Cash Consideration $6.8 Million Consideration Mix 70% Stock / 30% Cash Collar Description Fixed exchange ratio with

+ 15% price movement.

1) Based on CMBC price of $23.47 as mid-point of collar. 2) Based upon 928,265 CUYA shares outstanding and 170,457 options outstanding. 3) Based upon the fair value of the options. Upon CMBC shareholder approval, substitute CMBC options totaling 177,940 will be issued in exchange for CUYA options.

Cuyamaca Acquisition

Collar Range

CMBC Price Implied Transaction Price

Upper Boundary $26.99 $28.17

Midpoint $23.47 $24.50

Lower Boundary $19.95 $20.83

Penalty-Free Walkaway Less than $16.50

Cuyamaca Acquisition

Transaction Multiples

Purchase Price Per Share $24.50

Price/TTM EPS thru March 31, 2004 28.8x

Price/Book Value* 2.52x

Price/Tangible Book Value* 2.54x

Tangible Book Premium/Core Deposits* 18.4%

*Based upon March 31, 2004 data.

Cuyamaca Acquisition

Transaction Summary

Enhances CMBC commercial bank franchise Expanding franchise into attractive and growing east San Diego County market Improves Net Interest Margin Accretive to EPS

Investment Considerations

CMBC Performance

Price Volume Graph: Last 12 Months

Volume

Share Price

Share Price (in $US) $26 $24 $22 $20 $18 $16

Volume (in shares)

75,000 60,000 45,000 30,000 15,000 0

7/25/2003 8/08/2003 8/22/2003 9/08/2003 9/22/2003 10/06/2003 10/20/2003 11/03/2003 11/17/2003 12/02/2003 12/16/2003 12/31/2003 1/15/2004 1/30/2004 2/13/2004 3/01/2004 3/15/2004 3/29/2004 4/13/2004 4/27/2004 5/11/2004 5/25/2004 6/09/2004 6/24/2004 7/09/2004 7/23/2004

Stock Price Summary Date

Hi 25.000 06/25/2004

Low 16.700 07/25/2003

Avg 20.786

Volume Traded Summary Date

Hi 60,300 08/08/2003

Low 0 06/17/2004

Avg 5,965

Source: FactSet

CMBC Performance

Price Volume Graph: 3 Year

Volume

Share Price

Share Price (in $US) $30 $25 $20 $15 $10 $5 $0

Volume (in shares)

70,000 60,000 50,000 40,000 30,000 20,000 10,000 0

7/26/2001 9/07/2001 10/25/2001 12/07/2001 1/23/2002 3/07/2002 4/19/2002 6/03/2002 7/16/2002 8/27/2002 10/09/2002 11/20/2002 1/06/2003 2/19/2003 4/02/2003 5/15/2003 6/27/2003 8/11/2003 9/23/2003 11/04/2003 12/17/2003 2/02/2004 3/16/2004 4/28/2004 6/10/2004 7/26/2004

Stock Price Summary Date

Hi 25.000 06/25/2004

Low 5.370 10/22/2001

Avg 12.543

Volume Traded Summary Date

Hi 60,300 08/08/2003

Low 0 06/17/2004

Avg 4,322

Source: FactSet

CMBC Performance

Indexed Price Performance: 3 Year

500 450 400 350 300 250 200 150 100 50 0

318.7%

99.1%

34.0% 6.6% -10.3%

7/26/2001 8/29/2001 10/09/2001 11/12/2001 12/17/2001 1/23/2002 2/27/2002 4/03/2002 5/07/2002 6/11/2002 7/16/2002 8/19/2002 9/23/2002 10/25/2002 11/29/2002 1/06/2003 2/10/2003 3/17/2003 4/21/2003 5/23/2003 6/27/2003 8/01/2003 9/05/2003 10/09/2003 11/12/2003 12/17/2003 1/23/2004 2/27/2004 4/01/2004 5/06/2004 6/10/2004 7/16/2004

SP50

CMBC

BKX

BANK

INDEX:WBM

Source: FactSet

Investment Considerations

Expanding market share in the high growth markets of northern San Diego County and southern Riverside County

Expanding geographic footprint as a result of Cuyamaca acquisition

Loan generation strength Stable, recurring SBA income Pristine credit quality Outstanding financial performance